CELEBRATING 25 YEARS

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COLONIAL BANCGROUP

Citrus & Chemical Bancorporation, Inc. Exhibit 99.2

Colonial BancGroup

CNB LISTED NYSE

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Forward Looking Statements
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,”
“estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” “potential” and “anticipates,” the negative of these terms and similar expressions, as they relate to BancGroup (including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such statements. In addition to factors mentioned elsewhere in this presentation or previously disclosed in BancGroup’s SEC reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at
www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance. These factors are not exclusive:
• deposit attrition, customer loss, or revenue loss in the ordinary course of business;
• increases in competitive pressure in the banking industry and from non-banks;
• costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
• the inability of BancGroup to realize elements of its strategic plans for 2007 and beyond;
• changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;
• economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;
• natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;
• management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
• the impact of recent and future federal and state regulatory changes;
• current or future litigation, regulatory investigations, proceedings or inquiries;
• strategies to manage interest rate risk may yield results other than those anticipated;
• changes which may occur in the regulatory environment;
• a significant rate of inflation (deflation);
• acts of terrorism or war; and
• changes in the securities markets.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

Colonial BancGroup℠

CNB LISTED NYSE
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•
Citrus & Chemical Bancorporation, Inc. (C&C), based in Lakeland,
Florida, has $876 million in assets, deposits of $727 million, net loans of $514 million and operates 10 branch locations in the fast growing
I-4 corridor between Tampa and Orlando
•
The transaction value is approximately $219 million or $39.02 per share with the aggregate consideration consisting of 50% cash and
50% Colonial common stock
•
The acquisition is expected to be accretive to Colonial’s EPS in the first full year of cost savings
Summary

Colonial BancGroup

CNB LISTED NYSE

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(2006 FDIC balances)
7 3.10% Colonial
4 15.88% Colonial/C&C
4 12.79% C&C
3
2
1
Rank #
17.99% B of A
21.93% Wachovia
24.32% SunTrust
Lakeland MSA
Colonial/C&C
Combined Deposit Market Share – Commercial Banks
39 0.20% C&C
5 2.92% Colonial
5
4
3
2
1
Rank #
3.12% Colonial/C&C
5.07% Regions
9.74% SunTrust
19.09% B of A
19.93% Wachovia
Florida

CNB LISTED NYSE

ALABAMA
Dothan
Atmore
Crestview
331
Bonifay
Chipley
10
Wright
DeFuniak Springs
Bristol
Pensacola
Panama City
98
Tallahassee
Gulf Coastal Plain
Port St. Joe
Apalachicola
Moultrie
Cairo
Thomasville
Monticello
Madison
Perry
Mayo
Cross City
Homerville
84
Waycross
Valdosta
Folkston
Statenville
Jasper
Live Oak
Brunswick
Woodbine
95
Jacksonville
St. Augustine
Palm Coast
Ormond Beach
Starke
Gainesville
Trenton
Fruitville
19
27
Ocala
FLORIDA
Bushnell
Spring Hill
75
Titusville
Merritt Island
Melbourne
Palm Bay
Clearwater
St. Petersburg
60
Avon Park
Wauchula
Fort Pierce
Bradenton
Sarasota
Sebring
Arcadia
Venice
Port Charlotte
80
27
Belle Glade
Cape Coral
Coral Springs
The Everglades
Boca Raton
Pembroke Pines
Miami
Everglades N.P.
Gulf of Mexico

Pro Forma Florida Franchise - 192 Branches 5 Colonial Bank Citrus & Chemical Bank

Colonial BancGroup

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$15,831 $14,743
Assets
11,040 10,313
Deposits
192 182
Branches
Florida Only
331 321
Branches
17,811 17,084
Deposits
15,793 15,279
Loans, net
$24,911 $23,823
Assets
Pro Forma
with C&C
6/30/07
1
Colonial
6/30/07
(dollars in millions)
1 Includes estimated purchase accounting adjustments
Colonial/C&C
Pro Forma Summary

Colonial BancGroup

CNB LISTED NYSE

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$13 million To be capitalized
Expected Pre-Tax Merger Related Costs
30% Percentage of C&C’s Expenses
$7 million Expected Pre-Tax Cost Savings
$3 million To be expensed
26.5 27.5 Price to LTM EPS
3.44 3.58 Price to Tangible Book Value
Mean of
Precedent
Florida
Transactions
1
C&C
Transaction Pricing
1 Florida depository acquisitions with deal value greater than $100 million announced since January 1, 2005 per Lehman Brothers, Inc.